Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income taxes

Note 9 – Income Taxes

Deferred income taxes are provided based on the provisions of ASC Topic 740, “Accounting for Income Taxes”, to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Significant components of the Company’s net deferred income taxes are as follows:

	December 31,
	2021	2020
Deferred tax assets:

Goodwill	$208,742	—
Capitalized Start-Up Costs	83,710	—
Other Intangibles	10,339	—
Other Accruals	1,875	—
Stock Compensation	17,423	1,764
Net Operating Loss	381,112
Deferred tax assets	703,211	1,764
Less valuation allowance	(703,083)	(1,764)
Net deferred tax assets after valuation allowance	$128	—

	December 31,
	2021	2020
Deferred tax liabilities:

Depreciation	$(128)	—
Deferred tax liabilities	(128)	1,764
Net deferred tax asset (liability)	$—	—

A reconciliation of the U.S. statutory federal income tax rate to the effective income tax rate (benefit) follows:

Rate Reconciliation

	December 31,
	2021	2020
Rate Reconciliation
Federal income tax at statutory rate	21.00%	21.00%
Change in State Tax	0%	0%
Change in Valuation Allowance	-22.16%	19.11%
Permanent Differences	-12.26%	0%
State Taxes	1.98%	5.50%
Other	11.44%	-45.61%

At December 31, 2021, the Company had U.S. federal net operating loss carryforwards of approximately $1.7 million, which will carry forward indefinitely.

NOLs that were acquired with the acquisition of businesses are excluded from the amount of available NOLs to the extent their use is limited by the provisions of Section 382 of the Internal Revenue Code. Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in further limitation on the amount of net operating loss carryforwards which can be utilized in future years.

In evaluating the amount of the valuation allowance against its deferred tax assets as of December 31, 2021 and 2020, the Company considered all available positive and negative evidence and concluded that it is more likely than not that a portion of its deferred tax assets would not be realized. Accordingly, the Company has recorded a valuation allowance against its net deferred tax assets due to the uncertainty surrounding the realization of such assets.

The Company had no unrecognized tax benefits as of December 31, 2021 and 2020. The Company does not anticipate a significant change in total unrecognized tax benefits within the next 12 months. Tax years 2018-2020 remain open to examination by the major taxing jurisdictions to which the Company is subject.